UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-171055-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-171055-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-171055-03	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Mail Code 1251 Sioux Falls, South Dakota		57117
(Address of principal executive offices of depositor and sponsor)		(Zip Code)

Registrant’s telephone number, including area code: (605) 331-2626

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 13, 2013, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled Floating Rate Class 2013-A5 Notes of November 2014 (Legal Maturity Date November 2016) in the principal amount of $900,000,000. The terms of the Class 2013-A5 Notes are set forth in the Terms Document dated August 13, 2013 and attached hereto as Exhibit 4.1. On August 13, 2013, Christopher R. Becker, Esq., Assistant General Counsel – Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the Class 2013-A5 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2013-A5 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Amended and Restated Indenture dated as of September 26, 2000, as amended and restated as of August 9, 2011, between Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas, as Trustee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated August 13, 2013 with respect to the Class 2013-A5 Notes (including the form of note attached as Exhibit A thereto)

Exhibit 5.1	Opinion of Christopher R. Becker, Esq., Assistant General Counsel – Capital Markets of Citigroup Inc., with respect to legality of the Class 2013-A5 Notes

Exhibit 8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2013-A5 Notes

Exhibit 23.1	Consent of Christopher R. Becker, Esq., Assistant General Counsel – Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: August 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Terms Document dated August 13, 2013 with respect to the Class 2013-A5 Notes (including the form of note attached as Exhibit A thereto)

5.1	Opinion of Christopher R. Becker, Esq., Assistant General Counsel – Capital Markets of Citigroup Inc., with respect to legality of the Class 2013-A5 Notes

8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2013-A5 Notes

23.1	Consent of Christopher R. Becker, Esq., Assistant General Counsel – Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

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